CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE FINCH THERAPEUTICS GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FINCH THERAPEUTICS GROUP, INC. IF PUBLICLY DISCLOSED.

Exhibit 10.1

AMENDMENT #3 TO AMENDED AND RESTATED AGREEMENT

This Amendment to Amended and Restated Agreement (this “Amendment”) is entered into as of October 19, 2022 (the “Amendment #3 Effective Date”) by and between Finch Therapeutics, Inc., a Delaware corporation having its principal office at 200 Inner Belt Road, 4th Floor, Somerville, Massachusetts 02143 (“Finch”), and Takeda Development Center Americas, Inc., a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal office at 95 Hayden Avenue, Lexington, MA 02421 (“Takeda”).

Background

Finch and Takeda are the parties to the Amended and Restated Agreement dated October 21, 2019, as amended by the Amendment to the Amended and Restated Agreement dated August 9, 2021 and the Amendment #2 to Amended and Restated Agreement dated November 12, 2021 (the “Agreement”).

In connection with the FIN-524 Development Program, Finch has been engaging in research activities to develop a certain [***] through its contract research service provider, [***] and Takeda has constructed a [***].

As part of the parties’ discussion on the transition plan pursuant to Section 13.3(a-1) of the Agreement, appended hereto as Exhibit A (the “Transition Plan”), Finch and Takeda have agreed to amend the Agreement as further set forth herein.

NOW THEREFORE, in consideration of mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Finch and Takeda agree as follow:

1.
Definitions. Unless otherwise specifically set forth herein, all capitalized terms in this Amendment, including the Background stated above, shall have the same meaning as set forth in the Agreement.

2.
Amendments. The Agreement is hereby amended as follows:

(1)
[***]

(2)
[***]. Subject to the terms and conditions provided in this Amendment, notwithstanding the Agreement (including Section 13.3(a-1)(i)), Finch shall continue to perform [***] during the term and thereafter to its completion; provided:

(a)
Finch shall use Commercially Reasonable Efforts to complete [***] no later than [***] and within [***] (or such other date and amount agreed by Takeda pursuant to subsection (d) below);
(b)
to the extent expressly described in the Transition Plan, Finch may delegate part of its activities in the [***] to Takeda;
(c)
[***]
(d)
if Finch reasonably believes that the [***] is likely to exceed the timeline or amount described in subsection (a) above, Finch shall notify Takeda of the latest status of the [***] and updated timeline and costs to its completion and if Takeda agrees, in its discretion, to accept the updated timeline and reimburse the updated costs, Finch will continue the [***] to its completion in accordance with this Section 2(2) of this Amendment; and
(e)
in no event shall Finch have an obligation to continue the [***] to the extent it incurs costs related to the [***] in excess of [***] (or such other amount agreed by Takeda pursuant to subsection (d) above).

Any Development Costs that are incurred by Finch in connection with the [***] pursuant to Section 2(2) of this Amendment shall be reimbursed by Takeda in accordance with Section 4.4 and Section 13.3(a-1)(ii) of the Agreement and for the purpose of such reimbursement, all the costs and expenses incurred by Finch in undertaking the [***] after the term of the Agreement shall be deemed as part of the Development Costs; provided, in no event shall the total amount of reimbursement payable by Takeda to Finch in connection with the [***] following the Amendment #3 Effective Date exceed [***] (or such other amount agreed by Takeda pursuant to subsection (d) above).

(3)
Patent Prosecution of Joint Patent Rights. As of the Amendment #3 Effective Date, the parties acknowledge that there is no patent or patent application that constitutes Joint Patent Rights other than the following patent applications: [***] as set forth in Exhibit B appended hereto and all Patent Rights thereto (collectively, “Joint Patent Rights”). With respect to the Joint Patent Rights, Finch shall have the sole right, but not the obligation, to prepare, file, prosecute, and maintain the Joint Patent Rights and, if reasonably necessary, Takeda shall cooperate, [***], in such preparation, filing, prosecution and maintenance. Finch shall use outside patent counsel reasonably acceptable to both parties, and unless otherwise mutually agreed by the parties, shall use reasonable efforts to give Takeda the opportunity [***] to review and provide comments on material prosecution matters related to the Joint Patent Rights and consider in good faith Takeda’s comments and suggestions, [***]. If Finch determines in its discretion to abandon or not maintain any Joint Patent Rights in any country, then Finch shall provide Takeda with written notice of such determination within a period of time reasonably necessary to allow Takeda to determine, in its discretion, its interest in such Joint Patent Right (which notice by Finch shall be given no later than [***] prior to the final deadline for any pending action or response that may be due with respect to such Joint Patent Right with the applicable patent authority). If Takeda provides written notice expressing its interest in having such Joint Patent Right prosecuted and maintained in any such country(ies), Takeda shall assume the sole right, but not the obligation, to prepare, file, prosecute, and maintain the Joint Patent Rights [***] and, if reasonably necessary, Finch shall cooperate, [***], in such preparation, filing, prosecution and maintenance.

(4)
Enforcement of Joint Patent Rights. Finch shall promptly notify Takeda in writing of any existing, alleged or threatened infringement or misappropriation of any Joint Patent Right, of which it becomes aware. Finch shall have the sole right, but not the obligation, to pursue any enforcement or defense of the Joint Patent Rights against infringement or misappropriation using counsel of its choice, including defense against a declaratory judgment alleging invalidity or non-infringement of any of the Joint Patent Rights; provided, Finch shall keep Takeda reasonably informed of its progress and provide Takeda with copies of any substantive documents related to such proceeding and reasonable notice of all such proceedings. Takeda shall cooperate, [***], in such defense and enforcement, including being named as a party in such defense and/or enforcement to the extent required by Finch to maintain standing to enforce any Joint Patent Right. [***]. Finch shall be solely responsible for any out-of-pocket costs associated with enforcing and defending the Joint Patent Rights, including but not limited to attorneys’ fees, court costs, expert witnesses, and electronic discovery. If Finch determines in its discretion not to pursue any enforcement or defense of the Joint Patent Rights against infringement or misappropriation, then Finch shall provide Takeda with written notice of such determination.

3.
Agreements and Acknowledgement by the Parties.

(1)
Amendment #3 Effective Date. This Amendment shall be effective as of the Amendment #3 Effective, remain effective during the term of the Agreement and survive the termination of the Agreement.

(2)
Reaffirmation. The parties hereby confirm all of the terms and covenants, and provisions of the Agreement, and except as provided or modified herein, the Agreement remains unmodified and in full force and effect.

(3)
Governing Law. This Amendment shall be governed by and construed in accordance with laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

(4)
Incorporation of Terms and Provision of Original Agreement. The terms and conditions of the Agreement are hereby incorporated by reference and shall be applicable to this Amendment and the matters addressed herein as if set forth herein in full.

(5)
Entire Agreement. This Amendment, along with the Agreement, sets forth the complete, final, and exclusive agreement, and all the covenants, promises, agreements, warranties, representations, conditions, and understandings between the parties with respect to the subject matter hereof, and supersedes, as of the Amendment #3 Effective Date, all prior and contemporaneous agreements and understandings between the parties with respect to the subject matter hereof.

(6)
Further Assistance. Each party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments, and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other party may reasonably request in connection with this Amendment or to carry out more effectively the provisions and purposes hereof.

(7)
Severability. If any one or more of the provisions of this Amendment is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Amendment and shall not serve to invalidate any remaining provisions hereof, and the invalid or unenforceable provision shall be replaced with the most nearly coextensive valid and enforceable provision that is acceptable to the court of competent jurisdiction, or otherwise, the parties shall engage in good-faith efforts to replace such invalid or unenforceable provision with a valid and enforceable provision as closely as possible commensurate with the objectives completed by the parties when entering this Amendment.

(8)
Counterparts. This Amendment may be executed simultaneously in two counterparts, by facsimile or PDF copy, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on their behalf by their duly authorized representatives as of the Amendment #3 Effective Date.

FINCH THERAPEUTICS, INC.
By: /s/ Marc Blaustein
Name: Marc Blaustein
Title: Chief Operating Officer

TAKEDA DEVELOPMENT CENTER AMERICAS, INC.
By: /s/ Chinweike Ukomadu
Name: Chinweike Ukomadu
Title: Head of Gastroenterology TAU, Research & Development

EXHIBIT A

FIN-524 TRANSITION PLAN

[***]

EXHIBIT B

JOINT PATENT RIGHTS

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